UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2003 (March 6, 2003)

                       KIK TECHNOLOGY INTERNATIONAL, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



    California                      000-1109664                 91-2021602
----------------------------      ------------------      ----------------------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                  file number)           Identification No.)

590 Airport Road
Oceanside, CA                                                     92054
----------------------------                              ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (760) 967-2777

                                       N/A
                   -----------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                Mintmire & Associates
                                265 Sunrise Avenue, Suite 204
                                Palm Beach, FL 33480
                                (561) 832-5696- Telephone
                                (561) 659-5371-Facsimile

The purpose of this current report on Form 8-K is to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 6, 2003 the Company notified its accountants, Horwath Gelfond Hochstadt Pangburn, P.C. that they were being dismissed as the Company's independent auditors. The stated reasons were that the Registrant wanted to try to save audit costs and limit expenses. The Company's Board of Directors made the decision to change accountants.

Financial statements audited by Horwath Gelfond Hochstadt Pangburn, P.C. did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with Horwath Gelfond Hochstadt Pangburn, P.C. on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

During the Registrant's past two (2) fiscal years and during any subsequent interim period preceding the date of dismissal, the Company has had no disagreements with Horwath Gelfond Hochstadt Pangburn, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The report of Horwath Gelfond Hochstadt Pangburn, P.C. on the financial statements for the past two (2) fiscal years did not contain an adverse opinion nor a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

On March 6, 2003 the Company provided Horwath Gelfond Hochstadt Pangburn, P.C. with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On March 6, 2003, the Company received a letter from Horwath Gelfond Hochstadt Pangburn, P.C. that it agreed with the statements contained herein.

Item 4(b). Changes in Registrant's Certifying Accountant.

On March 6, 2003, the Company engaged the firm of S. W. Hatfield, CPA, 9002 Green Oaks Circle, 2nd Floor, Dallas TX 75243, as the Company's independent auditors. Such appointment was accepted by Scott W. Hatfield, Director of the firm. Prior to such engagement, the Registrant had not consulted S.W. Hatfield, CPA on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Horwath, Gelfond, Hochstadt, Pangburn, P.C.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-----------------------------------------------------------------------

16.1            Horwath, Gelfond, Hochstadt, Pangburn, P.C.
                letter regarding change of accountant.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                       KIK TECHNOLOGY INTERNATIONAL, INC.
                                  (Registrant)





Date:    March 6, 2003    By:   /s/ William Knooihuizen
                          ------------------------------------------------------
                          William Knooihuizen, President and Director



                          By: /s/ Donald P. Dean
                          ------------------------------------------------------
                          Donald P. Dean, Chairman and Secretary



                          By: /s/ Kuldip C. Baid
                          ------------------------------------------------------
                          Kuldip C. Baid, Chief Financial Officer and Director